SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

       -----------------------------------------------------------------

                                    Form 8-K/A

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 20, 2001
                                                           -------------



                      LEXINGTON CORPORATE PROPERTIES TRUST
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



         Maryland                      1-12386                13-3717318
 -------------------------       ------------------       ------------------
 (State or other jurisdiction     (Commission File           (IRS Employer
     of incorporation)                 Number)            Identification No.)



                  355 Lexington Avenue New York, New York 10017
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 692-7260
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        Item 7, entitled "Financial Statements, Pro Forma Financial Information and Exhibits," is amended and restated in its entirety as follows:

    (a) Not applicable

    (b) Unaudited Pro forma Balance Sheet as of March 31, 2001
        Unaudited Pro forma Income Statement for the Three Months Ended March 31, 2001
        Unaudited Pro forma Income Statement for the Year Ended December 31,
        2000

    (c) Exhibits

        99.1 Press release issued by the Company dated July 20, 2001 announcing the amendment of the agreement to merge Net 1 L.P. and Net 2 L.P. with Net 3 Acquisition L.P., a Delaware limited partnership and a wholly owned subsidiary of the Company (previously filed as Exhibit 99.1 to Current Report on Form 8-K dated July 20, 2001.

                         PRO FORMA FINANCIAL INFORMATION

        The accompanying unaudited pro forma consolidated balance sheet of Lexington Corporate Properties Trust as of March 31, 2001 has been prepared from the historical consolidated financial statements of Lexington, Net 1 L.P. and Net 2 L.P., as adjusted to give effect to (i) Lexington's acquisition of Net 1 and Net 2 assuming that no limited partners select dissenter debentures and (ii) the offering of 3.5 million common shares in a registered offering.

        The accompanying unaudited pro forma statements of income of Lexington for the year ended December 31, 2000 and the three months ended March 31, 2001 have been prepared as if Lexington's acquisition of Net 1 and Net 2 had been consummated as of January 1, 2000, all 2001 and 2000 property purchases and sales were consummated as of January 1, 2000 and the 3.5 million common share offering occurred on January 1, 2000. The unaudited pro forma financial data does not purport to be indicative of what the results of operations or financial position of Lexington would have been had the merger, all other property purchases and sales, and the common share offering been completed on the date assumed, nor is such unaudited financial data necessarily indicative of the results of operations of Lexington that may exist in the future. The unaudited pro forma financial data must be read in conjunction with the Notes thereto and with the historical Consolidated Financial Statements and the related Notes in Lexington's Annual Report on Form 10-K for the year ended December 31, 2000 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

                      Lexington Corporate Properties Trust
                      Unaudited Pro Forma Income Statement
                    for the Three Months Ended March 31, 2001



                                                                                          All other          Proforma     Proforma
                                           Lexington          Net 1          Net 2      Transactions(i)    Adjustments    Adjusted
                                          -----------     -----------     ----------    ------------------------------    --------
                                                             (Dollar amounts in thousands, except per share data)
Revenues
   Rental...............................  $    19,363     $   1,706       $   2,634     $       --       $     24 (a)   $    23,727
   Equity in earnings of
   non-consolidated entities............          610            --              --            156             --               766
   Interest and other ..................          260            18              61             --            (63)(b)           276
                                          -----------     -----------     ----------    ---------------  -------------  ------------
                                               20,233         1,724           2,695            156            (39)           24,769
                                          -----------     -----------     ----------    ---------------  -------------  ------------
Expenses
   Interest expense.....................        7,632           407           1,134             --            (24)(c)         9,149
   Depreciation and amortization of real
   estate...............................        4,357           253             519             --             44 (d)         5,173
   Amortization of deferred expenses....          348            --              51             --             --               399
   General and administrative expenses..        1,242           121             318             --            (39)(e)         1,642
   Property operating expenses..........          371            --              --             --             --               371
                                          -----------     -----------     ----------    ---------------  -------------  ------------
                                               13,950           781           2,022             --            (19)           16,734
                                          -----------     -----------     ----------    ---------------  -------------  ------------
Income before minority interests and
   extraordinary item...................        6,283           943             673            156            (20)            8,035
Minority interests......................        1,435            --              --             --             17 (h)         1,452
                                          -----------     -----------     ----------    ---------------  -------------  ------------
Income before extraordinary item........        4,848           943             673            156            (37)            6,583
Extraordinary item......................          270            --              --             --             --               270
                                          -----------     -----------     ----------    ---------------  -------------  ------------
Net income..............................  $     4,578     $     943       $     673     $      156       $    (37)      $     6,313
                                          ===========     ===========     ==========    ===============  =============  ============
Income per common share - basic:
   Income before extraordinary item.....  $      0.24                                                                   $      0.26
   Extraordinary item...................        (0.01)                                                                        (0.01)
                                          -----------                                                                   ------------
   Net income...........................  $      0.23                                                                   $      0.25
                                          ===========                                                                   ============
   Weighted average common shares
   outstanding .........................   17,086,939                                                                    22,731,939
                                          ===========                                                                   ============
Income per common share - diluted:
   Income before extraordinary item..... $       0.24                                                                   $      0.25
   Extraordinary item...................        (0.01)                                                                        (0.01)
                                          -----------                                                                   ------------
   Net income...........................  $      0.23                                                                   $      0.24
                                          ===========                                                                   ============
   Weighted average common shares
   outstanding..........................   22,961,096                                                                    28,649,429
                                          ===========                                                                   ============

Note

If limited partners elect to receive up to $20,000 in dissenter debentures then net income would decrease by $425.

                      Lexington Corporate Properties Trust
                      Unaudited Pro Forma Income Statement
                      for the Year Ended December 31, 2000



                                                                                          All other          Proforma     Proforma
                                           Lexington          Net 1          Net 2      Transactions(i)    Adjustments    Adjusted
                                          -----------     -----------     ----------    ------------------------------    --------
                                                             (Dollar amounts in thousands, except per share data)
Revenues
   Rental ..........................      $    76,824     $   4,774       $  10,126     $     1,173      $     96 (a)   $    92,993
   Equity in earnings of                                                                      1,018
   non-consolidated entities........            1,851            --              --                            --             2,869
   Interest and other ..............            1,330           163             541              --          (394)(b)         1,640
                                          -----------     -----------     ----------    ---------------  -------------  ------------
                                               80,005         4,937          10,667           2,191          (298)           97,502
                                          -----------     -----------     ----------    ---------------  -------------  ------------
Expenses
   Interest expense.................           29,581         1,605           4,785             772          (183)(c)        36,560
   Depreciation and amortization of                                                             245
   real estate......................           17,513           941           2,049                           176 (d)        20,924
   Amortization of deferred
   expenses ........................            1,497            --             383               7            --             1,887
   General and administrative
   expenses.........................            4,902           447           1,011              --           (91)(e)         6,269
   Property operating expenses......            1,504            --              --              --            --             1,504
   Transaction costs................               --           400             400              --          (800)(f)            --
                                          -----------     -----------     ----------    ---------------  -------------  ------------
                                               54,997         3,393           8,628           1,024          (898)           67,144
                                          -----------     -----------     ----------    ---------------  -------------  ------------
Income before gain on sale of
   properties and minority
   interests .......................           25,008         1,544           2,039           1,167           600            30,358
Gain on sale of properties .........            2,959            --              --            (695)       (2,264)(g)            --
                                          -----------     -----------     ----------    ---------------  -------------  ------------
Income before minority interests....           27,967         1,544           2,039             472        (1,664)           30,358
Minority interests..................            6,015            --              --              --            39 (h)         6,054
                                          -----------     -----------     ----------    ---------------  -------------  ------------
Net income..........................      $    21,952     $   1,544       $   2,039     $       472      $ (1,703)      $    24,304
                                          ===========     ==========      ==========    ===============  =============  ============
Income per common share - basic:

   Net income.......................      $      1.15                                                                      $    0.96
                                          ===========                                                                   ============
   Weighted average common shares
      outstanding ..................       16,900,039                                                                     22,545,039
                                          ===========                                                                   ============
Income per common share - diluted:

   Net income.......................      $      1.10                                                                      $    0.96
                                          ===========                                                                   ============
   Weighted average common shares
      outstanding...................       24,714,219                                                                     22,711,845
                                          ===========                                                                   ============

Note

If limited partners elect to receive up to $20,000 in dissenter debentures then net income would decrease by $1,700.

                  Notes to Unaudited Pro Forma Income Statement

                                                                                                 For
                                                                                                 the
                                                                                For the         Three
                                                                                 Year           Months
                                                                                 ended          Ended
                                                                               12/31/00        3/31/01
                                                                               --------        -------
(a)  Reflects straight line revenues relating to new
      measurement date for the Net 1 and Net 2 property leases.....            $    96         $   24
                                                                                =======        ======
(b)  Reflects the following:
     Elimination of acquisition fees earned by Lexington on
      third party acquisitions made by Net 1 and Net 2.............            $  (120)        $   --
     Elimination of asset management fees earned by
      Lexington.  In May 2000, Lepercq Corporate Income Fund,
      L.P. purchased the entity that performed asset
      management services for the Net Partnerships.................               (91)           (39)
     Elimination of interest earned in inter-entity notes
      payable/receivable...........................................               (183)          (24)
                                                                               --------        -------
                                                                               $  (394)        $ (63)
                                                                                =======        ======
(c)  Elimination of interest expenses or inter-entity notes
      payable/receivable...........................................               (183)          (24)
                                                                                =======        ======
(d)   Depreciation expense on the merger consideration allocated to the real estate assets of Net 1 and Net 2. The allocation of the purchase price for pro forma purposes is based upon
        Lexington management's best estimate of the relative fair
        value of each asset acquired and liability assumed. This
        estimate was determined based upon the familiarity with the
        Net Partnerships and industry experience. Accordingly, for such pro forma purposes 80% of the purchase price, in
        excess of other identifiable assets, has been allocated to real estate with a 40 year life and 20% to land. Upon
        consummation of the merger allocations may
        vary.......................................................            $   176         $  44
                                                                                =======        ======
(e)  Elimination of asset management fees paid by Net 1 & Net 2
      since May 2000...............................................            $   (91)        $  (39)
                                                                                =======        ======
(f)  Elimination of merger costs incurred by Net 1 and Net 2.......            $  (800)        $   --
                                                                                =======        ======
(g)  Elimination of gains on sale of real estate for
      transactions between Lexington and Net 1 and Net 2...........            $(2,264)        $   --
                                                                                =======        ======
(h)  Impact on minority interest relating to the pro forma
      adjustments..................................................            $    39         $   17
                                                                                =======        ======
(i)  Represents the pro forma impact on each respective income statement item for all 2001 and 2000 Lexington, Net 1 and
      Net 2 purchases and sales of real estate.


                      Lexington Corporate Properties Trust
                               Unaudited Pro Forma
                       Balance Sheet as of March 31, 2001



                                                                                                         Proforma         Proforma
                                                       Lexington         Net 1        Net 2             Adjustment        Adjusted
                                                       ---------       --------      --------         -------------      ----------
                                                                 (Dollar amounts in thousands, except per share data)

Real estate, net ................................      $ 581,098       $ 43,601      $ 93,762       $   8,790(a)      $  727,251
Cash and cash equivalents........................          1,637          1,278           670          15,912(b)          19,497
Restricted cash .................................          1,718           --            --              --                1,718
Investment in non-consolidated entities .........         47,428           --            --              --               47,428
Other assets.....................................         40,711          1,647         2,800          (6,573)(c)         38,585
                                                       ---------       --------      --------       ----------        ----------
   Total assets .................................      $ 672,592       $ 46,526      $ 97,232       $  18,129         $  834,479
                                                       =========       ========      ========       ==========        ==========

Mortgages and notes payable .....................      $ 393,855       $ 20,220      $ 58,985       $  (1,353)(d)      $ 471,707
Deferred installment obligations ................          6,673           --            --              --                6,673
Other liabilities ...............................          4,999          2,135           598             814(e)           8,546
                                                       ---------       --------      --------      -------------      ----------
                                                         405,527         22,355        59,583            (539)           486,926
                                                       ---------       --------      --------      -------------      ----------

Minority interest ...............................         62,031           --            --               288(f)          62,319
                                                       ---------       --------      --------      -------------      ----------
Mezzanine equity:
   Preferred shares .............................         24,369           --            --              --               24,369
                                                       ---------       --------      --------      -------------      ----------
   Common shares ................................          3,809           --            --              --                3,809
                                                       ---------       --------      --------      -------------      ----------
Partners' capital ...............................           --           24,171        37,649         (61,820)(g)           --

Shareholders' equity:
   Common shares ................................              2           --            --              --                    2
   Additional paid in capital ...................        244,537           --            --            80,200(h)         324,737

   Deferred compensation ........................         (2,061)          --            --              --               (2,061)
   Accumulated distribution in excess of
    earnings.....................................        (63,641)          --            --              --              (63,641)
   Notes receivable from officers/
    shareholders ................................         (1,981)          --            --              --               (1,981)
                                                       ---------       --------      --------      -------------      ----------
   Shareholders' equity/partners' capital........        176,856         24,171        37,649          18,380            257,056
                                                       ---------       --------      --------      -------------      ----------
                                                       $ 672,592       $ 46,526      $ 97,232       $  18,129          $ 834,479
                                                       =========       ========      ========       ==========        ==========

Note

If limited partners in Net 1 and Net 2 elect to receive up to $20,000 of their merger consideration in dissenter debentures the impact to mortgages and notes payable and shareholders equity would be to increase mortgages and notes payable and decrease shareholders' equity by $20,000.

                   Notes to Unaudited Pro Forma Balance Sheet


(a) Reflects the excess over historical cost basis of consideration paid by Lexington for the real estate of Net 1 and Net 2 as determined as follows:

           Merger consideration issued..........................................          $  65,000
           Mortgages assumed....................................................             77,852
           Merger costs.........................................................              2,010
           Other liabilities assumed............................................              2,577
                                                                                          ---------
                    Purchase price..............................................          $ 147,439
                    Allocation
                           Identifiable other assets............................             (1,113)
                           Share issuance costs, contra equity..................             (2,010)
                                                                                          ---------
                                                       Subtotal.................            144,316
                           Reclassification of  Lexington investment in and
                           receivables from Net 1 and Net 2......................             1,837
                                                                                           ---------
                           Allocation to real estate, net.......................            146,153
                           Historical Net Partnership real estate basis.........           (137,363)
                                                                                          ---------
                                                                                          $   8,790
                                                                                          =========

(b)  Reflects the following:
     The payment of costs incurred by the Net 1 and Net 2 associated with the
           mergers .............................................................          $  (1,948)
     Cash proceeds from common share issuance, net of underwriters discount
           and estimated offering costs.........................................             50,035
     Cash paid to the limited partners of Net 1 and Net 2.......................            (32,175)
                                                                                          ---------
                                                                                          $  15,912
                                                                                          =========
(c)  Reflects the following:
     Elimination of inter-entity notes receivable and accrued interest..........          $  (1,353)
     Elimination of Lexington basis in its investments in limited partner units
           of Net 1 and Net 2...................................................               (328)
     Elimination of capitalized merger costs paid by Lexington..................             (1,040)
     Elimination of accounts receivable - straight line rents for Net 1 and
           Net 2 property leases................................................             (2,421)
     Elimination of inter-entity accounts receivable............................               (156)
     Elimination of Lexington percentage ownership in the Net 1 and Net 2 asset
           management contracts.................................................               (362)
     Elimination of capitalized financing costs of Net 1 and Net 2..............               (913)
                                                                                          ---------
                                                                                          $  (6,573)
                                                                                          =========

(d)  Elimination of inter-entity notes payable and accrued interest.............          $  (1,353)
                                                                                          =========
(e)  Reflects the following:
     Elimination of inter-entity accounts payable...............................          $    (156)
     Estimated merger costs to be paid by Lexington.............................                970
                                                                                          ---------
                                                                                          $     814
                                                                                          =========
(f)  Reflects the following:
     Issuance of 43,333 limited partnership units in Net 3, assuming a $15 per
           Unit price, in exchange for the general partnership interests in
           Net 1 and Net 2......................................................          $     650
     Elimination of Lexington percentage ownership in the Net 1 and Net 2 asset
           management contracts.................................................               (362)
                                                                                          ---------
                                                                                          $     288
                                                                                          =========

(g)  Reflects the elimination of Net 1 and Net 2 partners' capital..............          $ (61,820)
                                                                                          =========
(h)  Reflects the following:
     The issuance of 2,145,000 common shares, assuming a $15 per share price, associated with the merger net of offering costs to be paid by
           Lexington of $2,010..................................................          $  30,165
     The issuance of 3,500,000 common shares at $15.19 per share price, less
      underwriters discount and estimated offering costs........................             50,035
                                                                                          ---------
                                                                                          $  80,200
                                                                                          =========

                      Lexington Corporate Properties Trust
                      Unaudited Pro Forma Income Statement
                      for the Year Ended December 31, 2000
                    and the Three Months Ended March 31, 2001
                         Earnings Per Share Calculations

The following is a reconciliation of numerators and denominators of the pro forma basic and diluted earnings per share computations for each of the periods presented ($000's except per share data):

                                                        12/31/00       3/31/01
                                                        --------       -------
                       BASIC

Income before extraordinary item ...................   $    24,304  $     6,583
Less preferred dividends ...........................        (2,562)        (672)
                                                       -----------  -----------
Income attributed to common shareholders before
   extraordinary item...............................        21,742        5,911
Extraordinary item .................................            --         (270)
                                                       -----------  -----------
Net income attributed to common shareholders .......   $    21,742        5,641
                                                       ===========  ===========
Weighted average number of common shares
   outstanding - historical ........................     6,900,039   17,086,939

Issued in merger ...................................     2,145,000    2,145,000

Common shares issued in offering. ..................     3,500,000    3,500,000
                                                       -----------  -----------
Weighted average number of common shares used in
   calculation of basic earnings per common share ..    22,545,039   22,731,939
                                                       ===========  ===========
Income per common share - basic:
   Income before extraordinary item ................   $      0.96  $      0.26
   Extraordinary item ..............................            --        (0.01)
                                                       -----------  -----------
   Net income ......................................   $      0.96  $      0.25
                                                       ===========  ===========
                      DILUTED

Income attributable to common shareholders before
   extraordinary item ..............................   $    21,742  $     5,911
Add incremental income attributed to assumed
   conversion of dilutive securities ...............            --        1,363
Extraordinary item .................................            --         (270)
Net income attributed to common shareholders .......   $    21,742  $     7,004
                                                       ===========  ===========
Weighted average number of common shares used in
   calculation of basic earnings per common share ..    22,545,039   22,731,939
Add incremental shares representing:
   Shares issuable upon exercise of employee share
     options .......................................       166,806      241,864
   Shares issuable upon conversion of dilutive
     securities ....................................            --    5,675,626

Weighted average number of common shares used in       -----------  -----------
   calculation of diluted earnings per common
   share............................................    22,711,845   28,649,429
                                                       ===========  ===========
Income per common share - diluted:
   Income before extraordinary item ................   $      0.96  $      0.25
   Extraordinary item ..............................            --        (0.01)
                                                       -----------  -----------
   Net income ......................................   $      0.96  $      0.24
                                                       ===========  ===========

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LEXINGTON CORPORATE PROPERTIES TRUST



Date: July 20, 2001                       By:    /s/ T. Wilson Eglin
                                                 -------------------
                                                 T. Wilson Eglin
                                                 President